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                                                                      EXHIBIT 21
                      KINDER MORGAN, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT



NAME OF COMPANY                                                                                     STATE OF INCORPORATION
---------------                                                                                     ----------------------
AOG Gas Transmission Company, L.P. ....................................................................... Texas
AOG Holdings, Inc. ....................................................................................... Delaware
American Gas Storage, L.P. ............................................................................... Texas
American Gathering, L.P. ................................................................................. Texas
American Oil & Gas Corporation ........................................................................... Delaware
American Pipeline Company ................................................................................ Delaware
American Processing, L.P. ................................................................................ Texas
Blue Moon Holdings, LLC* ................................................................................. Delaware
Caprock Pipeline Company ................................................................................. Delaware
Compressor Pump & Engine Machine, Inc. ................................................................... Wyoming
Coyote Gas Treating Limited Liability Company* ........................................................... Colorado
Enoable, LLC* ............................................................................................ Delaware
Energy Mountain Services ................................................................................. Colorado
Evolve Solutions, L.L.C .................................................................................. Delaware
FR Holdings, L.L.C. ...................................................................................... Colorado
Gas Natural del Noroeste, S.A. de C.V. ................................................................... Mexico
Interenergy Corporation .................................................................................. Colorado
Interenergy Distribution Corporation ..................................................................... Colorado
Interenergy Resources Corporation ........................................................................ Colorado
Interenergy Resources, L.P. .............................................................................. Texas
Interenergy Resources Corporation of New Mexico .......................................................... New Mexico
Kinder Morgan (Delaware), Inc ............................................................................ Delaware
Kinder Morgan G.P., Inc .................................................................................. Delaware
Kinder Morgan Power Company .............................................................................. Colorado
KNFS Investments ......................................................................................... Colorado
K N Cogeneration ......................................................................................... Colorado
K N Energy Foundation .................................................................................... Colorado

K N Energy Igasamex, Inc. ................................................................................ Delaware
K N Energy International, Inc. ........................................................................... Delaware
K N Energy de Mexico, S.A. de C.V. ....................................................................... Mexico
K N Field Services, Inc. ................................................................................. Colorado
K N Finance Company ...................................................................................... Colorado
K N Gas Gathering, Inc. .................................................................................. Colorado
K N Gas Supply Services, Inc. ............................................................................ Colorado
K N Management Corp. ..................................................................................... Delaware
K N Marketing, L.P. ...................................................................................... Texas
K N Natural Gas, Inc. .................................................................................... Colorado
K N Processing, Inc. ..................................................................................... Delaware
K N Services, Inc. ....................................................................................... Colorado
K N Telecommunications, Inc. ............................................................................. Colorado
K N Thermo Acquisition, Inc. ............................................................................. Colorado
K N Thermo, LLC .......................................................................................... Colorado
K N Trading, Inc. ........................................................................................ Delaware
K N TransColorado, Inc. .................................................................................. Colorado
K N Wattenberg Transmission Limited Liability Company .................................................... Colorado
K N Weatherwise LLC ...................................................................................... Delaware
K N WesTex Gas Service Company ........................................................................... Texas
Lake Power, L.L.C ........................................................................................ Delaware
mc2 Inc. ................................................................................................. Delaware
MCN Gulf Processing Corp. ................................................................................ Delaware
MCN Properties Corp. ..................................................................................... Delaware
MidCon Corp. ............................................................................................. Delaware
MidCon Dehydration Corp. ................................................................................. Delaware
MidCon Development Corp. ................................................................................. Delaware
MidCon Exploration Company ............................................................................... Illinois
MidCon Gas Natural de Mexico, S.A. de C.V. ............................................................... Mexico
MidCon Gas Products Corp. ................................................................................ Delaware
MidCon Gas Services Corp. ................................................................................ Delaware
MidCon Marketing Corp. ................................................................................... Delaware



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EXHIBIT 21 (continued)

MidCon Mexico Pipeline Corp. ............................................................................. Delaware
MidCon NGL Corp. ......................................................................................... Delaware
MidCon Power Services Corp. .............................................................................. Delaware
MidCon Texas Gas Services Corp. .......................................................................... Delaware
MidCon Texas Pipeline Operator, Inc. ..................................................................... Delaware
NALOCO, Inc. ............................................................................................. Delaware
NATOCO, Inc. ............................................................................................. Delaware
Natural Gas Pipeline Company of America .................................................................. Delaware
NGPL-Canyon Compression Co. .............................................................................. Delaware
NGPL Offshore Company .................................................................................... Delaware
NGPL-Overthrust Inc. ..................................................................................... Delaware
Northern Gas Company ..................................................................................... Wyoming
Occidental Energy Development Corp. ...................................................................... Delaware
Palo Duro Pipeline Company, Inc. ......................................................................... Delaware
Panola/Rusk Gatherers .................................................................................... Texas
Red River Pipeline, L.P. ................................................................................. Texas
Red Rock Energy, LLC ..................................................................................... Delaware
Rocky Mountain Natural Gas Company ....................................................................... Colorado
Slurco Corporation ....................................................................................... Colorado
TCP Gathering Co. ........................................................................................ Colorado
Temple & Petty Construction Co., L.L.C. .................................................................. Colorado
Thermo Greeley L.L.C. .................................................................................... Colorado
Thermo Salt Company, LLC ................................................................................. Colorado
Thunder Creek Gas Services, L.L.C. ....................................................................... Wyoming
Valley Operating, Inc. ................................................................................... Colorado
Westar Transmission Company .............................................................................. Delaware
Wildhorse Energy Partners, LLC ........................................................................... Delaware